Securities Act of 1933 Registration No. 002-41839

Investment Company Act of 1940 Registration No. 811-02105

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.  ______

☒ Post-Effective Amendment No.  463

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒ Amendment No.  463

Fidelity Salem Street Trust

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

William C. Coffey, Secretary

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on April 10, 2019 pursuant to paragraph (b) of Rule 485 at 5:30 p.m. Eastern Time.

Fund/Ticker

Fidelity® Series Bond Index Fund/ FIFZX

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

Prospectus

April 10, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Fidelity® Series Bond Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Additional Index Information

Fund Summary

Fund:
Fidelity® Series Bond Index Fund

Investment Objective

The fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.00%
Total annual operating expenses	0.00%

(a)  Based on estimated amounts for the current fiscal year.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.

Principal Investment Strategies
  Normally investing at least 80% of the fund's assets in bonds included in the Bloomberg Barclays U.S. Aggregate Bond Index, which is a broad-based, market-value-weighted benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg Barclays U.S. Aggregate Bond Index using a smaller number of securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Principal Investment Risks
  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.  Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index.  The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from its index.
  Passive Management Risk.  The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.
  Leverage Risk.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (co-manager) and Jay Small (co-manager) have managed the fund since April 2019.

Purchase and Sale of Shares

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

The price to sell one share is its net asset value per share (NAV). Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Series Bond Index Fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in bonds included in the Bloomberg Barclays U.S. Aggregate Bond Index. The index is a broad-based, market-value-weighted benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index is composed of U.S. dollar denominated, investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality. The Adviser expects the fund's investments will approximate the broad market sector weightings of the index within a range of ±10%.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry to approximately the same extent that the fund’s index concentrates in the securities of issuers in a particular industry.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because the fund is primarily offered for investment only to certain other Fidelity® funds, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

The fund has no exchange privilege with any other fund.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Account Policies

Fidelity will send monthly account statements detailing fund balances and all transactions completed during the prior month.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Any dividends and capital gain distributions will be automatically reinvested in additional shares.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2018, the Adviser had approximately $338.9 billion in discretionary assets under management, and approximately $2.42 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FIMM, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of the Adviser. As of December 31, 2018, FIMM had approximately $868.5 billion in discretionary assets under management.

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2018, FMR UK had approximately $20.2 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2018, FMR H.K. had approximately $15.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Brandon Bettencourt is co-manager of the fund, which he has managed since April 2019. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Bettencourt has worked as a research associate, portfolio analyst, and portfolio manager.

Jay Small is co-manager of the fund, which he has managed since April 2019. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Small has worked as a corporate bond trader and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with certain exceptions.

The Adviser or an affiliate pays FIMM, FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund will be included in the fund's annual report for the fiscal period ending August 31, 2019, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.014% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay Fidelity Distributors Corporation (FDC) for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Additional Index Information

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, market-value-weighted benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. Sectors in the index include Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL") (collectively, "Bloomberg"), or Bloomberg's licensors own all proprietary rights in the "Bloomberg Barclays U.S. Aggregate Bond Index (the Index)."

Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively "Barclays") nor Bloomberg is the issuer or producer of the fund(s) and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the fund(s). The Index is licensed for use by the Adviser as the Issuer of the fund(s). The only relationship of Bloomberg and Barclays with the Issuer in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the fund(s) or the owners of the fund(s). Additionally, the Adviser of the fund(s) may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the fund(s). Investors acquire the fund(s) from the Adviser and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the fund(s). The fund(s) are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the fund(s) or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the fund(s) with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the fund(s) to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the fund(s) or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the fund(s).

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the fund(s), investors or other third parties. In addition, the licensing agreement between Fidelity Management & Research Company (FMR) and Bloomberg is solely for the benefit of FMR and Bloomberg and not for the benefit of the owners of the fund(s), investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUND(S).

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2019 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9892973.100	SBX-PRO-0419

Fund	Ticker
Fidelity® Series Bond Index Fund	FIFZX

Fund of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 10, 2019

This statement of additional information (SAI) is not a prospectus. An annual report for the fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of the prospectus or SAI, dated April 10, 2019, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

SBX-PTB-0419
1.9892974.100

245 Summer Street, Boston, MA 02210

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.

For purposes of the fund's concentration limitation discussed above, securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are not considered to be issued by members of any industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions.  A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities  represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk. Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  The trust, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Dollar-Weighted Average Maturity  is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration  is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Fund's Rights as an Investor.  Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Fidelity® Series Bond Index Fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments  means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities  are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts.  Real estate investment trusts issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. Real estate investment trusts are dependent upon management skill and the cash flow generated by the properties owned by the trusts. Real estate investment trusts are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities  are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending.  A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support.  Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities  are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities  provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

When-Issued and Forward Purchase or Sale Transactions  involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from FMR's policies, may apply to that fund, subject to applicable law.

FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

FMR.

The Selection of Securities Brokers and Dealers

FMR or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMR, to execute the fund's portfolio securities transactions, FMR or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMR's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMR or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best qualitative execution for portfolio securities transactions, FMR or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMR or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. FMR or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMR or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMR or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMR's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FMR or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to FMR.  FMR's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMR or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMR or its affiliates or have no explicit cost associated with them. In addition, FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

FMR's Decision-Making Process.  In connection with the allocation of fund brokerage, FMR or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR or its affiliates, viewed in terms of the particular transaction for the fund or FMR's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FMR or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While FMR or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMR or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which FMR or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts.  FMR or its affiliates have arrangements with certain third-party research providers and brokers through whom FMR or its affiliates effect fund trades, whereby FMR or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR or its affiliates, or that may be available from another broker. FMR or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMR's or its affiliates' determination to pay for research products and services separately is wholly voluntary on FMR's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union.  FMR and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, and the implementation of MiFID II within the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the “FCA”), where applicable.

Funds, or portions thereof, that are managed within the European Union by an FMR affiliate will use research payment accounts (RPAs) to cover costs associated with high yield and equity external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR or its affiliates will establish a research budget. The budget will be set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union. In this regard, research budgets are set by research need and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For funds where portions are managed both within and outside of the European Union, external research may be paid using both soft dollars and an RPA. Determinations as to what is eligible research and how costs are allocated will be made in accordance with FMR’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one fund that uses an RPA may vary over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

If the costs of paying for external research exceed the amount collected from funds in a given strategy, FMR or its affiliates may continue to charge those accounts beyond the agreed amount in accordance with the requirements of MiFID II, continue to acquire external research for the accounts using its own resources (referred to as “hard dollars”), or cease to purchase external research for those accounts until the next annual research budget. In the event that assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to portfolio managers in the European Union that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

Commission Recapture

FMR or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR or its affiliates under which the broker may rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

FMR or its affiliates may place trades with certain brokers, including NFS and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided FMR or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, FMR or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FMR or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Fidelity Investments Money Management, Inc. (FIMM).

The Selection of Securities Brokers and Dealers

FIMM or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FIMM, to execute the fund's portfolio securities transactions, FIMM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIMM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager. Based on the factors considered, FIMM or its affiliates may choose to execute an order by using an electronic trading platform or by calling one or more dealers. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity provided by individual brokers; the reliability of a broker; the broker's overall trading relationship with FIMM or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the broker or dealer; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FIMM) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIMM or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIMM's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although FIMM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FIMM's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FIMM or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FIMM.  FIMM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FIMM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services FIMM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FIMM or its affiliates or have no explicit cost associated with them. In addition, FIMM or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

FIMM's Decision-Making Process.  In connection with the allocation of fund brokerage, FIMM or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FIMM or its affiliates, viewed in terms of the particular transaction for the fund or FIMM's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FIMM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While FIMM or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIMM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIMM or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which FIMM or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIMM or its affiliates.

Research Contracts.  FIMM or its affiliates have arrangements with certain third-party research providers and brokers through whom FIMM or its affiliates effect fund trades, whereby FIMM or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIMM or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIMM or its affiliates, or that may be available from another broker. FIMM or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs. FIMM's or its affiliates' determination to pay for research products and services separately is wholly voluntary on FIMM's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Affiliated Transactions

FIMM or its affiliates may place trades with certain brokers, including NFS and Luminex, with whom they are under common control or affiliated, provided FIMM or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, FIMM or its affiliates may place trades with brokers that use NFS or FCC as a clearing agent.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FIMM or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than FIMM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIMM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. FMR engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

FMR reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently.

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 260 funds. Mr. Chiel oversees 155 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function.  Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended August 31, 2018, the committee held 11 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2018, the committee held five meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2018, the committee held four meetings.

The Governance and Nominating Committee is composed of Mr. Johnson (Chair) and Messrs. Kenneally (Vice Chair) and Gartland. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2018, the committee held six meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2018.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Series Bond Index Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Series Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ending August 31, 2019, or calendar year ended December 31, 2018, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody(2)	JohnEngler	Robert F.Gartland
Fidelity® Series Bond Index Fund(3)	$2,350	$1,138	$2,157	$2,190
TOTAL COMPENSATION FROM THE FUND COMPLEX(4)	$ 487,833	$ 236,167	$ 447,667	$ 454,667
AGGREGATE COMPENSATION FROM A FUND	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Series Bond Index Fund(3)	$2,508	$2,306	$2,609	$2,207
TOTAL COMPENSATION FROM THE FUND COMPLEX(4)	$ 520,667	$ 478,667	$ 541,667	$ 458,167

(1)  Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2)  General Dunwoody served as a Member of the Advisory Board of Fidelity Salem Street Trust from July 17, 2018 through December 30, 2018. General Dunwoody serves as a Trustee of Fidelity Salem Street Trust effective December 31, 2018.

(3)  Estimated for the fund's first full year.

(4)  Reflects compensation received for the calendar year ended December 31, 2018 for 261 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $72,000; Ann E. Dunwoody, $103,344; John Engler, $234,985; Robert F. Gartland, $180,000; Marie L. Knowles, $150,000; and Mark A. Murray, $234,985.

As of the initial offering of shares of the fund, 100% of the fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent and/or Fidelity® funds.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FIMM, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Corporation (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR or an affiliate is responsible for payment of all expenses involved in the operation of the fund, including all expenses allocable at the fund level, except the following: (i) transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level; (ii) interest and taxes; (iii) costs in connection with the purchase or sale of securities and other investment instruments; (iv) fees and expenses of the trust’s Trustees other than those who are “interested persons” of the trust or of FMR; (v) custodian fees and expenses; (vi) expenses of printing and mailing proxy materials to shareholders of the fund; (vii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; and (viii) such non-recurring and/or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the trust’s Trustees and officers with respect thereto. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

The fund does not pay a management fee to FMR for the services rendered.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Adviser - FIMM. On behalf of the fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for the fund. FMR or an affiliate, and not the fund, pays FIMM's fees.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR or an affiliate, and not the fund, pays the sub-advisers.

Brandon Bettencourt is co-manager of Fidelity® Series Bond Index Fund and receives compensation for his services. Jay Small is co-manager of Fidelity® Series Bond Index Fund and receives compensation for his services. As of February 28, 2019, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Series Bond Index Fund is based on the fund’s pre-tax investment performance relative to the performance of the fund's customized benchmark index. For the three-year period, the bonus takes into account a portfolio manager's performance in terms of his management of investment risk. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Bettencourt as of February 28, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	18	13	4
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$76,307	$7,915	$348
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Fidelity® Series Bond Index Fund. This fund is expected to commence operations on April 26, 2019.

As of February 28, 2019, the dollar range of shares of Fidelity® Series Bond Index Fund beneficially owned by Mr. Bettencourt was none.

The following table provides information relating to other accounts managed by Mr. Small as of February 28, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	18	13	4
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$76,307	$7,915	$348
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Fidelity® Series Bond Index Fund. This fund is expected to commence operations on April 26, 2019.

As of February 28, 2019, the dollar range of shares of Fidelity® Series Bond Index Fund beneficially owned by Mr. Small was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity generally will oppose the election of directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

3. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

4. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

In these guidelines, we outline our views about corporate governance and how we evaluate and express our views about the governance of a company in ways that are intended to maximize long-term shareholder value. In addition, environmental and social issues are generally incorporated into our evaluation of a company.

Fidelity generally will vote in a manner consistent with management’s recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. For example, Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues such as equal employment, and board and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may choose not to vote if "echo voting" is not operationally practical. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

¹For purposes of these Guidelines, any reference to “Fidelity® Fund” or “Fidelity® Funds” includes fund(s) managed by Fidelity Management and Research Company as well as funds managed by SelectCo, LLC.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

The securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities will be included when the fund has completed its first fiscal year end.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Series Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2019 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Salem Street Trust

Post-Effective Amendment No. 463

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated May 16, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 85.

(2)

Certificate of Amendment of the Declaration of Trust, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 94.

(3)

Certificate of Amendment of the Declaration of Trust, dated July 15, 2009, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 126.

(4)

Certificate of Amendment of the Declaration of Trust, dated October 14, 2011, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 179.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1)

  Management Contract, dated January 20, 2011, between Fidelity Conservative Income Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 153.

(2)

  Management Contract, dated March 18, 2010, between Fidelity Corporate Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 142.

(3)

  Amended and Restated Management Contract, dated August 1, 2017, between Fidelity Emerging Markets Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 391.

(4)

  Management Contract, dated March 8, 2018, between Fidelity Flex Conservative Income Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 416.

(5)

  Management Contract, dated January 18, 2017, between Fidelity Flex Inflation‐Protected Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 367.

(6)

  Management Contract, dated January 18, 2017, between Fidelity Flex International Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 367.

(7)

  Management Contract, dated January 18, 2017, between Fidelity Flex Mid Cap Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 367.

(8)

  Management Contract, dated January 18, 2017, between Fidelity Flex Real Estate Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 367.

(9)

  Management Contract, dated January 18, 2017, between Fidelity Flex Short-Term Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 367.

(10)

  Management Contract, dated January 18, 2017, between Fidelity Flex Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 367.

(11)

  Management Contract, dated January 18, 2017, between Fidelity Flex Small Cap Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 367.

(12)   Management Contract, dated January 18, 2017, between Fidelity Flex U.S. Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 367.

(13)

  Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Global ex U.S. Index Fund (formerly Spartan Global ex U.S. Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 336.

(14)

  Amended and Restated Management Contract, dated October 1, 2017, between Fidelity Intermediate Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 394.

(15)

  Amended and Restated Management Contract, dated August 1, 2017, between Fidelity Intermediate Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 391.

(16)

  Management Contract, dated March 9, 2017, between Fidelity International Sustainability Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 377.

(17)

  Amended and Restated Management Contract, dated October 1, 2017, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 394.

(18)

  Amended and Restated Management Contract, dated August 1, 2017, between Fidelity Large Cap Growth Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 391.

(19)

  Amended and Restated Management Contract, dated August 1, 2017, between Fidelity Large Cap Value Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 391.

(20)

  Amended and Restated Management Contract, dated August 1, 2017, between Fidelity Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 391.

(21)

  Management Contract between Fidelity Mid Cap Growth Index Fund and Fidelity Management & Research Company is to be filed by subsequent amendment.

(22)

  Amended and Restated Management Contract, dated August 1, 2018, between Fidelity Mid Cap Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 439.

(23)

  Management Contract between Fidelity Mid Cap Value Index Fund and Fidelity Management & Research Company is to be filed by subsequent amendment.

(24)

  Management Contract between Fidelity Municipal Bond Index Fund and Fidelity Management & Research Company is to be filed by subsequent amendment.

(25)

  Management Contract, dated March 17, 2011, between Fidelity Municipal Income 2019 Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 160.

(26)

    Management Contract, dated March 17, 2011, between Fidelity Municipal Income 2021 Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 160.

(27)

  Management Contract, dated January 17, 2013, between Fidelity Municipal Income 2023 Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 218.

(28)

  Management Contract, dated January 18, 2017, between Fidelity Municipal Income 2025 Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 375.

(29)

  Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Real Estate Index Fund (formerly Spartan Real Estate Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to by reference to Exhibit (d)(42) of Post-Effective Amendment No. 336.

(30)   Amended and Restated Management Contract, dated July 1, 2016, between Fidelity SAI Emerging Markets Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 339.

(31)

  Management Contract, dated September 30, 2018, between Fidelity SAI Emerging Markets Low Volatility Index Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 451.

(32)

  Amended and Restated Management Contract, dated July 1, 2016, between Fidelity SAI International Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 339.

(33)

  Management Contract, dated April 16, 2015, between Fidelity SAI International Low Volatility Index Fund (formerly known as Fidelity SAI International Minimum Volatility Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 285.

(34)

  Management Contract, dated September 30, 2017, between Fidelity SAI International Value Index Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 394.

(35)

  Management Contract, dated July 16, 2015, between Fidelity SAI Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 296.

(36)

  Management Contract between Fidelity SAI Municipal Bond Index Fund and Fidelity Management & Research Company is to be filed by subsequent amendment.

(37)

  Management Contract, dated March 8, 2018, between Fidelity SAI Municipal Income Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 417.

(38)

  Management Contract, dated September 30, 2017, between Fidelity SAI Municipal Money Market Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 396.

(39)

  Amended and Restated Management Contract, dated July 1, 2016, between Fidelity SAI Real Estate Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 339.

(40)

  Management Contract, dated May 14, 2015, between Fidelity SAI Small-Mid Cap 500 Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 287.

(41)

  Management Contract, dated March 8, 2018, between Fidelity SAI Tax-Free Bond Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 417.

(42)

  Management Contract, dated March 8, 2018, between Fidelity SAI Total Bond Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 424.

(43)

  Amended and Restated Management Contract, dated July 1, 2016, between Fidelity SAI U.S. Large Cap Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 339.

(44)

  Management Contract, dated April 16, 2015, between Fidelity SAI U.S. Low Volatility Index Fund (formerly known as Fidelity SAI U.S. Minimum Volatility Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 285.

(45)

  Management Contract, dated November 17, 2016, between Fidelity SAI U.S. Momentum Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 367.

(46)

  Management Contract, dated July 16, 2015, between Fidelity SAI U.S. Quality Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 296.

(47)

  Management Contract, dated November 19, 2015, between Fidelity SAI U.S. Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 311.

(48)   Management Contract, dated September 30, 2017, between Fidelity SAI U.S. Value Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 394 .

(49)

  Management Contract, dated June 1, 2017, between Fidelity Series 1000 Value Index Fund (currently known as Fidelity Series Large Cap Value Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 377.

(50)

  Form of Management Contract between Fidelity Series Bond Index Fund and Fidelity Management & Research Company is filed herein as Exhibit (d)(50).

(51)

  Management Contract, dated July 19, 2018, between Fidelity Series Corporate Bond Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 431.

(52)

  Amended and Restated Management Contract, dated August 1, 2016, between Fidelity Series Global ex U.S. Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 349.

(53)

  Management Contract, dated June 1, 2017, between Fidelity Series Government Money Market Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 377.

(54)

  Management Contract, dated June 1, 2017, between Fidelity Series Inflation-Protected Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 377.

(55)

  Management Contract, dated June 1, 2017, between Fidelity Series Investment Grade Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 377.

(56)

  Management Contract, dated July 19, 2018, between Fidelity Series Large Cap Growth Index Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 431.

(57)

  Management Contract, dated June 1, 2017, between Fidelity Series Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment No. 377.

(58)

  Management Contract, dated June 1, 2017, between Fidelity Series Short-Term Credit Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 377.

(59)

  Amended and Restated Management Contract, dated October 1, 2017, between Fidelity Short-Term Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 394.

(60)

  Management Contract, dated July 20, 2017, between Fidelity Short-Term Bond Index Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 388.

(61)

  Amended and Restated Management Contract, dated August 1, 2017, between Fidelity Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment No. 391.

(62)

  Management Contract between Fidelity Small Cap Growth Index Fund and Fidelity Management & Research Company is to be filed by subsequent amendment.

(63)

 Amended and Restated Management Contract, dated August 1, 2018, between Fidelity Small Cap Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 439.

(64)

  Management Contract between Fidelity Small Cap Value Index Fund and Fidelity Management & Research Company is to be filed by subsequent amendment.

(65)

  Management Contract, dated April 19, 2012, between Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 201.

(66)   Amended and Restated Management Contract, dated October 1, 2017, between Fidelity Strategic Dividend & Income Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 394.

(67)

  Amended and Restated Management Contract, dated October 1, 2017, between Fidelity Strategic Real Return Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 394.

(68)

  Management Contract, dated January 18, 2018, between Fidelity Sustainability Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment No. 416.

(69)

  Amended and Restated Management Contract, dated October 1, 2017, between Fidelity Tax-Free Bond Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 394.

(70)

  Amended and Restated Management Contract, dated July 1, 2016, between Fidelity Total International Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 336.

(71)

  Amended and Restated Management Contract, dated August 1, 2017, between Fidelity U.S. Bond Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment No. 391.

(72)

  Management Contract, dated March 9, 2017, between Fidelity U.S. Sustainability Index Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 377.

(73)

  Sub-Advisory Agreement, dated January 20, 2011, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 156.

(74)

  Sub-Advisory Agreement, dated March 18, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 142.

(75)

  Sub-Advisory Agreement, dated March 8, 2018, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment No. 416.

(76)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 367.

(77)

  Sub-Advisory Agreement, dated March 8, 2018, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Municipal Income, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 417.

(78)

  Sub-Advisory Agreement, dated September 30, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Municipal Money Market Fund is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment No. 396.

(79)

  Sub-Advisory Agreement, dated March 8, 2018, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 417.

(80)

  Sub-Advisory Agreement, dated January 18, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 396.

(81)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment No. 394 .

(82)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(75) of Post-Effective Amendment No. 391.

(83)   Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment No. 439.

(84)

  Sub-Advisory Agreement, dated January 18, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment No. 391.

(85)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Flex Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment No. 439.

(86)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(74) of Post-Effective Amendment No. 367.

(87)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment No. 391.

(88)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 391.

(89)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 439.

(90)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No. 391.

(91)

  Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 106.

(92)

  Sub-Advisory Agreement, dated March 9, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 367.

(93)

  Sub-Advisory Agreement, dated March 9, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 377.

(94)

  Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 82.

(95)

  Sub-Advisory Agreement, dated March 10, 2016, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 324.

(96)

  Sub‐Advisory Agreement, dated March 10, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 329.

(97)

  Sub-Advisory Agreement, dated March 10, 2016, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment No. 324.

(98)

  Amended and Restated Sub‐Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 439.

(99)

  Sub-Advisory Agreement between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Mid Cap Growth Index Fund, is to be filed by subsequent amendment.

(100)

  Sub-Advisory Agreement between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Mid Cap Growth Index Fund, is to be filed by subsequent amendment.

(101)   Sub-Advisory Agreement between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Mid Cap Value Index Fund, is to be filed by subsequent amendment.

(102)

  Sub-Advisory Agreement between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Mid Cap Value Index Fund, is to be filed by subsequent amendment.

(103)

  Sub-Advisory Agreement between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Bond Index Fund, is to be filed by subsequent amendment.

(104)

  Sub-Advisory Agreement, dated March 17, 2011, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Income 2019 Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 160.

(105)

  Sub-Advisory Agreement, dated March 17, 2011, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Income 2021 Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 160.

(106)

  Sub-Advisory Agreement, dated January 17, 2013, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Income 2023 Fund, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 218.

(107)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment No. 375.

(108)

  Sub-Advisory Agreement, dated September 30, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 302.

(109)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(100) of Post-Effective Amendment No. 439.

(110)

  Sub-Advisory Agreement, dated September 30, 2018, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund is incorporated herein by reference to Exhibit (d)(100) of Post-Effective Amendment No. 451.

(111)

  Sub-Advisory Agreement, dated September 30, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 453.

(112)

  Sub-Advisory Agreement, dated September 30, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 302.

(113)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 391.

(114)

  Sub-Advisory Agreement, dated April 16, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI International Low Volatility Index Fund (formerly known as Fidelity SAI International Minimum Volatility Index Fund), is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 285.

(115)

  Amended and Restated Sub-Advisory Agreement, dated March 1, 2019, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 461.

(116)

  Sub-Advisory Agreement, dated September 30, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 394.

(117)

  Sub-Advisory Agreement, dated September 30, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (d)(105) of Post-Effective Amendment No. 394.

(118)

  Sub-Advisory Agreement between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Municipal Bond Index Fund, is to be filed by subsequent amendment.

(119)   Sub-Advisory Agreement, dated July 16, 2015, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 296.

(120)

  Sub-Advisory Agreement, dated September 30, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 302.

(121)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(109) of Post-Effective Amendment No. 439.

(122)

  Sub-Advisory Agreement, dated May 14, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 287.

(123)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment No. 439.

(124)

  Sub-Advisory Agreement, dated March 8, 2018, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (d)(116) of Post-Effective Amendment No. 424.

(125)

  Sub-Advisory Agreement, dated March 8, 2018, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (d)(117) of Post-Effective Amendment No. 424.

(126)

  Sub-Advisory Agreement, dated September 30, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment No. 302.

(127)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment No. 391.

(128)

  Sub-Advisory Agreement, dated April 16, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Low Volatility Index Fund (formerly known as Fidelity SAI U.S. Minimum Volatility Index Fund), is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 285.

(129)

  Sub-Advisory Agreement, dated April 16, 2015, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Low Volatility Index Fund (formerly known as Fidelity SAI U.S. Minimum Volatility Index Fund), is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 285.

(130)

  Sub-Advisory Agreement, dated November 17, 2016, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Momentum Index Fund is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 367.

(131)

  Sub-Advisory Agreement, dated November 17, 2016, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(109) of Post-Effective Amendment No. 367.

(132)

  Sub-Advisory Agreement, dated July 16, 2015, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (d)(66) of Post-Effective Amendment No. 296.

(133)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (d)(121) of Post-Effective Amendment No. 439.

(134)

  Sub-Advisory Agreement, dated November 19, 2015, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 311.

(135)

  Sub-Advisory Agreement, dated September 30, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (d)(120) of Post-Effective Amendment No. 394.

(136)   Sub-Advisory Agreement, dated September 30, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (d)(121) of Post-Effective Amendment No. 394.

(137)

  Amended and Restated Sub-Advisory Agreement, dated October 1, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series 1000 Value Index Fund (currently known as Fidelity Series Large Cap Value Index Fund), is incorporated herein by reference to Exhibit (d)(122) of Post-Effective Amendment No. 394.

(138)

  Sub-Advisory Agreement, dated January 17, 2019, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Bond Index Fund is filed herein as Exhibit (d)(138).

(139)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(126) of Post-Effective Amendment No. 439.

(140)

  Sub-Advisory Agreement, dated July 19, 2018, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(127) of Post-Effective Amendment No. 431.

(141)

  Sub-Advisory Agreement, dated July 19, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(128) of Post-Effective Amendment No. 435.

(142)

  Sub-Advisory Agreement, dated July 16, 2009, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 126.

(143)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(125) of Post-Effective Amendment No. 391.

(144)

  Sub-Advisory Agreement, dated July 19, 2018, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (d)(131) of Post-Effective Amendment No. 431.

(145)

  Amended and Restated Sub-Advisory Agreement, dated October 1, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (d)(126) of Post-Effective Amendment No. 394.

(146)

  Amended and Restated Sub-Advisory Agreement, dated October 1, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (d)(127) of Post-Effective Amendment No. 394.

(147)

  Amended and Restated Sub-Advisory Agreement, dated October 1, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(128) of Post-Effective Amendment No. 394.

(148)

  Amended and Restated Sub-Advisory Agreement, dated October 1, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (d)(129) of Post-Effective Amendment No. 394.

(149)

  Amended and Restated Sub-Advisory Agreement, dated October 1, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(130) of Post-Effective Amendment No. 394.

(150)

  Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 82.

(151)

  Sub-Advisory Agreement, dated July 20, 2017, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Short-Term Bond Index Fund is incorporated herein by reference to Exhibit (d)(132) of Post-Effective Amendment No. 388.

(152)

  Sub-Advisory Agreement between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Small Cap Growth Index Fund, is to be filed by subsequent amendment.

(153)   Sub-Advisory Agreement between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Small Cap Growth Index Fund, is to be filed by subsequent amendment.

(154)

  Sub-Advisory Agreement between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Small Cap Value Index Fund, is to be filed by subsequent amendment.

(155)

  Sub-Advisory Agreement between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Small Cap Value Index Fund, is to be filed by subsequent amendment.

(156)

  Sub-Advisory Agreement, dated June 29, 2007, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 106.

(157)

  Sub-Advisory Agreement, dated September 24, 2010, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 144.

(158)

  Sub-Advisory Agreement, dated June 29, 2007, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 106.

(159)

  Sub-Advisory Agreement, dated June 29, 2007, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 126.

(160)

  Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 106.

(161)

  Sub-Advisory Agreement, dated March 10, 2016, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment No. 324.

(162)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (d)(139) of Post-Effective Amendment No. 391.

(163)

  Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Emerging Markets Index Fund (currently known as Fidelity Emerging Markets Index Fund), is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment No. 175.

(164)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of  Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(147) of Post-Effective Amendment No. 439.

(165)

  Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Global ex U.S. Index Fund (currently known as Fidelity Global ex U.S. Index Fund), is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 175.

(166)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(143) of Post-Effective Amendment No. 391.

(167)

  Sub-Advisory Agreement, dated April 19, 2012, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 201.

(168)

  Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 106.

(169)

  Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 106.

(170)   Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Mid Cap Index Fund (currently known as Fidelity Mid Cap Index Fund), is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 175.

(171)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(154) of Post-Effective Amendment No. 439.

(172)

  Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Real Estate Index Fund (currently known as Fidelity Real Estate Index Fund), is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 175.

(173)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(156) of Post-Effective Amendment No. 439.

(174)

  Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 106.

(175)

  Sub-Advisory Agreement, dated July 14, 2011, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Spartan Small Cap Index Fund (currently known as Fidelity Small Cap Index Fund), is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 175.

(176)

  Amended and Restated Sub-Advisory Agreement, dated August 1, 2018, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(159) of Post-Effective Amendment No. 439.

(177)

  Sub-Advisory Agreement, dated January 18, 2018, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (d)(156) of Post-Effective Amendment No. 416.

(178)

  Sub-Advisory Agreement, dated March 9, 2017, between FMR Co., Inc. and Fidelity Management & Research Company, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(144) of Post-Effective Amendment No. 367.

(179)

  Sub-Advisory Agreement, dated March 9, 2017, between Geode Capital Management, LLC and Fidelity Management & Research Company, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(145) of Post-Effective Amendment No. 377.

(180)

  Sub-Advisory Agreement, dated June 29, 2007, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company, on behalf of Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund), is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 106.

(181)

  Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (d)(34) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 75.

(182)

  Schedule A, dated February 1, 2019, to the Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (d)(36) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 140.

(183)

  Schedule A to the Amended and Restated Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited , on behalf of Fidelity Municipal Bond Index Fund and Fidelity SAI Municipal Bond Index Fund, is to be filed by subsequent amendment.

(184)

  Amended and Restated Sub-Advisory Agreement, dated June 1, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(149) of Post-Effective Amendment No. 377.

(185)

  Schedule A, dated February 1, 2019, to the Amended and Restated Sub-Advisory Agreement, dated June 1, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(168) of Post-Effective Amendment No. 461.

(186)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund is incorporated herein by reference to Exhibit (d)(152) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 367.

(187)

  Schedule A, dated July 23, 2018, to the Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(172) of Post-Effective Amendment No. 439.

(188)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Short-Term Bond Fund is incorporated herein by reference to Exhibit (d)(48) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 121.

(189)

  Schedule A, dated March 9, 2017, to the Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Short-Term Bond Fund is incorporated herein by reference to Exhibit (d)(176) of Post-Effective Amendment No. 413.

(190)

  Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Sustainability Bond Index Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (d)(20) of Fidelity Advisor Series II’s (File No. 033-06516) Post-Effective Amendment No. 118.

(191)

  Schedule A, dated February 1, 2019, to the Amended and Restated Sub-Advisory Agreement, dated December 1, 2014, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Sustainability Bond Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(44) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 140.

(192)

  Schedule A to the Amended and Restated Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Municipal Bond Index Fund and Fidelity SAI Municipal Bond Index Fund, is to be filed by subsequent amendment.

(193)

  Amended and Restated Sub-Advisory Agreement, dated June 1, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund is incorporated herein by reference to Exhibit (d)(160) of Post-Effective Amendment No. 377.

(194)

  Schedule A, dated February 1, 2019, to the Amended and Restated Sub-Advisory Agreement, dated June 1, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(176) of Post-Effective Amendment No. 461.

(195)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund is incorporated herein by reference to Exhibit (d)(161) of Post-Effective Amendment No. 367.

(196)

  Schedule A, dated July 23, 2018, to the Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(181) of Post-Effective Amendment No. 439.

(197)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Short-Term Bond Fund is incorporated herein by reference to Exhibit (d)(50) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 121.

(198)

  Schedule A, dated March 9, 2017, to the Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Short-Term Bond Fund is incorporated herein by reference to Exhibit (d)(189) of Post-Effective Amendment No. 413.

(199)

  Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Sustainability Bond Index Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (d)(17) of Fidelity Colchester Street Trust’s (File No. 002-74808) Post-Effective Amendment No. 74.

(200)

  Schedule A, dated February 1, 2019, to the Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Sustainability Bond Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(52) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 140.

(201)

  Schedule A to the Amended and Restated Sub-Advisory Agreement between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Municipal Bond Index Fund and Fidelity SAI Municipal Bond Index Fund, is to be filed by subsequent amendment.

(202)

  Amended and Restated Sub-Advisory Agreement, dated June 1, 2017, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(172) of Post-Effective Amendment No. 377.

(203)

  Schedule A, dated February 1, 2019, to the Amended and Restated Sub-Advisory Agreement, dated June 1, 2017, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(184) of Post-Effective Amendment No. 461.

(204)

  Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Strategic Dividend & Income Fund is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment No. 282.

(205)

  Schedule A, dated October 5, 2018, to the Amended and Restated Sub-Advisory Agreement, dated April 1, 2015, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Strategic Dividend & Income Fund is incorporated herein by reference to Exhibit (d)(27) of Fidelity Charles Street Trust’s (File No. 002-73133) Post-Effective Amendment No. 136.

(206)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and FMR Investment Management (U.K.) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund is incorporated herein by reference to Exhibit (d)(172) of Post-Effective Amendment No. 367.

(207)

  Schedule A, dated July 23, 2018, to the Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(192) of Post-Effective Amendment No. 439.

(208)

  Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Short-Term Bond Fund is incorporated herein by reference to Exhibit (d)(52) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 121.

(209)

  Schedule A, dated March 9, 2017, to the Sub-Advisory Agreement, dated January 18, 2017, between Fidelity Management & Research Company and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Short-Term Bond Fund is incorporated herein by reference to Exhibit (d)(204) of Post-Effective Amendment No. 413.

(e)

(1)

  General Distribution Agreement, dated February 1, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 156.

(2)

  General Distribution Agreement, dated March 18, 2010, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(19) of Post-Effective Amendment No. 142.

(3)

  General Distribution Agreement, dated March 8, 2018, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 416.

(4)    General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 367.

(5)

  General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 367.

(6)

  General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 367.

(7)

  General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 367.

(8)

  General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 367.

(9)

  General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Short‐Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 367.

(10)

  General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 367.

(11)

  General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 367.

(12)

  General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 107.

(13)

  General Distribution Agreement, dated March 9, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 377.

(14)

  Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 102.

(15)

  General Distribution Agreement, dated March 10, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 324.

(16)

  General Distribution Agreement, dated March 10, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 324.

(17)

  General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Mid Cap Growth Index Fund, is to be filed by subsequent amendment.

(18)

  General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Mid Cap Value Index Fund, is to be filed by subsequent amendment.

(19)

  General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Bond Index Fund, is to be filed by subsequent amendment.

(20)

  General Distribution Agreement, dated March 17, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Income 2019 Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 160.

(21)

  General Distribution Agreement, dated March 17, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Income 2021 Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 160.

(22)   General Distribution Agreement, dated January 17, 2013, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Income 2023 Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 216.

(23)

  General Distribution Agreement, dated January 18, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Municipal Income 2025 Fund is incorporated herein by reference to Exhibit (e)(25) of Post-Effective Amendment No. 375.

(24)

  General Distribution Agreement, dated September 30, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 302.

(25)

  General Distribution Agreement, dated September 20, 2018, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 451.

(26)

  General Distribution Agreement, dated September 30, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 302.

(27)

  General Distribution Agreement, dated April 16, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI International Low Volatility Index Fund (formerly known as Fidelity SAI International Minimum Volatility Index Fund), is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 285.

(28)

  General Distribution Agreement, dated September 30, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 394.

(29)

  General Distribution Agreement, dated July 16, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 296.

(30)

  General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Municipal Bond Index Fund, is to be filed by subsequent amendment.

(31)

  General Distribution Agreement, dated March 8, 2018, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Municipal Income Fund is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 417.

(32)

  General Distribution Agreement, dated September 14, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (e)(31) of Post-Effective Amendment No. 396.

(33)

  General Distribution Agreement, dated September 30, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No. 302.

(34)

  General Distribution Agreement, dated May 14, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 287.

(35)

  General Distribution Agreement, dated March 8, 2018, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Tax-Free Bond Fund is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 417.

(36)

  General Distribution Agreement, dated March 8, 2018, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI Total Bond Fund is incorporated herein by reference to Exhibit (e)(34) of Post-Effective Amendment No. 424.

(37)

  General Distribution Agreement, dated September 30, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 302.

(38)

  General Distribution Agreement, dated April 16, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Low Volatility Index Fund (formerly known as Fidelity SAI U.S. Minimum Volatility Index Fund), is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 285.

(39)   General Distribution Agreement, dated November 17, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(34) of Post-Effective Amendment No. 367.

(40)

  General Distribution Agreement, dated July 16, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (e)(20) of Post-Effective Amendment No. 296.

(41)

  General Distribution Agreement, dated November 19, 2015, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(21) of Post-Effective Amendment No. 311.

(42)

  General Distribution Agreement, dated September 30, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (e)(39) of Post-Effective Amendment No. 394.

(43)

  General Distribution Agreement, dated July 18, 2013, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series 1000 Value Index Fund  (currently known as Fidelity Series Large Cap Value Index Fund), is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 235.

(44)

  General Distribution Agreement, dated January 17, 2019, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Bond Index Fund, is filed herein as Exhibit (e)(44).

(45)

  General Distribution Agreement, dated July 19, 2018, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 439.

(46)

  General Distribution Agreement, dated July 16, 2009, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 126.

(47)

  General Distribution Agreement, dated January 14, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 318.

(48)

  General Distribution Agreement, dated July 16, 2009, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 126.

(49)

  General Distribution Agreement, dated September 18, 2008, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 116.

(50)

  General Distribution Agreement, dated July 19, 2018, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 439.

(51)

  General Distribution Agreement, dated April 14, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 330.

(52)

  General Distribution Agreement, dated November 20, 2014, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 270.

(53)

  Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 102.

(54)

  General Distribution Agreement, dated July 20, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (e)(48) of Post-Effective Amendment No. 388.

(55)

  General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Small Cap Growth Index Fund, is to be filed by subsequent amendment.

(56)

  General Distribution Agreement between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Small Cap Value Index Fund, is to be filed by subsequent amendment.

(57)   General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 107.

(58)

  General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 107.

(59)

  General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 107.

(60)

  General Distribution Agreement, dated March 10, 2016, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (e)(35) of Post-Effective Amendment No. 324.

(61)

  General Distribution Agreement, dated March 9, 2017, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(49) of Post-Effective Amendment No. 377.

(62)

  General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Emerging Markets Index Fund (currently known as Fidelity Emerging Markets Index Fund), is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 177.

(63)

  General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Global ex U.S. Index Fund (currently known as Fidelity Global ex U.S. Index Fund), is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 177.

(64)

  General Distribution Agreement, dated April 19, 2012, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Inflation-Protected Bond Index Fund (currently known as Fidelity Inflation-Protected Bond Index Fund), is incorporated herein by reference to Exhibit (e)(24) of Post-Effective Amendment No. 201.

(65)

  General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Intermediate Treasury Bond Index Fund (currently known as Fidelity Intermediate Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 107.

(66)

  General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Long-Term Treasury Bond Index Fund (currently known as Fidelity Long-Term Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 107.

(67)

  General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Mid Cap Index Fund (currently known as Fidelity Mid Cap Index Fund), is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 177.

(68)

  General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Real Estate Index Fund (currently known as Fidelity Real Estate Index Fund), is incorporated herein by reference to Exhibit (e)(27) of Post-Effective Amendment No. 177.

(69)

General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Short-Term Treasury Bond Index Fund (currently known as Fidelity Short-Term Treasury Bond Index Fund), is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 107.

(70)

  General Distribution Agreement, dated July 31, 2011, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan Small Cap Index Fund (currently known as Fidelity Small Cap Index Fund), is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 177.

(71)

  General Distribution Agreement, dated June 29, 2007, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund), is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 107.

(72)

  General Distribution Agreement, dated January 18, 2018, between Fidelity Salem Street Trust and Fidelity Distributors Corporation, on behalf of Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (e)(64) of Post-Effective Amendment No. 416.

(73)   Form of Selling Dealer Agreement (most recently revised September 2010), is incorporated herein by reference to Exhibit (e)(5) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(74)

  Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006), is incorporated herein by reference to Exhibit (e)(6) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(75)

  Form of Bank Agency Agreement (most recently revised November 2014), is incorporated herein by reference to Exhibit (e)(7) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995, as amended and restated through March 10, 2016, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment No. 334.

(g)

(1)

  Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Salem Street Trust on behalf of Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Bond Fund, Fidelity Flex Short-Term Treasury Bond Index Fund, Fidelity Flex U.S. Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity SAI International Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Low Volatility Index Fund (formerly known as Fidelity SAI U.S. Minimum Volatility Index Fund), Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Real Return Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

  Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Mid Cap Growth Index Fund, Fidelity Mid Cap Value Index Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund (formerly known as Fidelity SAI International Minimum Volatility Index Fund), Fidelity SAI International Value Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Large Cap Growth Index Fund, Fidelity Small Cap Growth Index Fund, Fidelity Small Cap Value Index Fund, and Fidelity Total International Index Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

  Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Salem Street Trust on behalf of Fidelity Investment Grade Bond Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Tax-Free Bond Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(4)

  Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Flex Mid Cap Index Fund, Fidelity Flex Small Cap Index Fund, Fidelity Mid Cap Index Fund, Fidelity Real Estate Index Fund, Fidelity Series Large Cap Value Index Fund, Fidelity Series Corporate Bond Fund, and Fidelity Small Cap Index Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(5)

  Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex International Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Flex Real Estate Index Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Sustainability Bond Index Fund, and Fidelity U.S. Sustainability Index Fund is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

 (h)

(1)   Basis Point Expense Contract, dated March 1, 2019, between Fidelity Management & Research Company and Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Mid Cap Index Fund, Fidelity Real Estate Index Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Small Cap Index Fund, Fidelity Sustainability Bond Index Fund, Fidelity Total International Index Fund, Fidelity U.S. Bond Index Fund: Class F, Fidelity U.S. Bond Index Fund, and Fidelity U.S. Sustainability Index Fund is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 461.

(2)

   Schedule A for the Basis Point Expense Contract, dated March 1, 2019, between Fidelity Management & Research Company and Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Mid Cap Index Fund, Fidelity Real Estate Index Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Small Cap Index Fund, Fidelity Sustainability Bond Index Fund, Fidelity Total International Index Fund, Fidelity U.S. Bond Index Fund: Class F, Fidelity U.S. Bond Index Fund, and Fidelity U.S. Sustainability Index Fund is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 461.

(3)

  45 Basis Point Expense Contract, dated July 31, 2006, between Fidelity Management & Research Company and Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 103.

(4)

  16.5 Basis Point Expense Contract, dated October 1, 2017, between Fidelity Management & Research Company and Fidelity SAI Emerging Markets Index Fund is incorporated herein by reference to Exhibit (h)(64) of Post-Effective Amendment No. 396.

(5)

  12.5 Basis Point Expense Contract, dated October 1, 2017, between Fidelity Management & Research Company and Fidelity SAI International Index Fund is incorporated herein by reference to Exhibit (h)(65) of Post-Effective Amendment No. 396.

(6)

  14.5 Basis Point Expense Contract, dated October 1, 2017, between Fidelity Management & Research Company and Fidelity SAI Real Estate Index Fund is incorporated herein by reference to Exhibit (h)(66) of Post-Effective Amendment No. 396.

(7)

  9 Basis Point Expense Contract, dated October 1, 2017, between Fidelity Management & Research Company and Fidelity SAI U.S. Large Cap Index Fund is incorporated herein by reference to Exhibit (h)(67) of Post-Effective Amendment No. 396.

(8)

  Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and Fidelity Salem Street Trust on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No.002-24389) Post-Effective Amendment No.172

(i)

  Legal Opinion of Dechert LLP, dated April 5, 2019, is filed herein as Exhibit (i).

(j)

  Not applicable.

(k)

  Not applicable.

(l)

  Not applicable.

(m)

(1)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 152.

(2)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 152.

(3)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 140.

(4)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class A is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 140.

(5)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 140.

(6)    Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class C is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 140.

(7)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 140.

(8)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class Z is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 435.

(9)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 416.

(10)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Inflation‐Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 358.

(11)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex International Index Fund is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 358.

(12)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Mid Cap Index Fund is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 358.

(13)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Real Estate Index Fund is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 358.

(14)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Short-Term Bond Fund is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 358.

(15)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Short‐Term Treasury Bond Index Fund is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 358.

(16)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Small Cap Index Fund is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 358.

(17)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex U.S. Bond Index Fund is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 358.

(18)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Bond Fund is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 105.

(19)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Sustainability Index Fund: Institutional Class (currently known as Fidelity International Sustainability Index Fund), is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 367.

(20)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 83.

(21)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class A is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 91.

(22)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 91.

(23)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class C is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 91.

(24)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 91.

(25)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class Z is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 435.

(26)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund: Institutional Premium Class (currently known as Fidelity Large Cap Growth Index Fund), is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 324.

(27)   Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund: Institutional Premium Class (currently known as Fidelity Large Cap Value Index Fund), is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 324.

(28)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Growth Index Fund is to be filed by subsequent amendment.

(29)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Value Index Fund is to be filed by subsequent amendment.

(30)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Bond Index Fund is to be filed by subsequent amendment.

(31)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2019 Fund, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 160.

(32)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2019 Fund: Fidelity Advisor Municipal Income 2019 Fund Class A is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 160.

(33)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2019 Fund: Fidelity Advisor Municipal Income 2019 Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 160.

(34)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 160.

(35)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund: Fidelity Advisor Municipal Income 2021 Fund Class A is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 160.

(36)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2021 Fund: Fidelity Advisor Municipal Income 2021 Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 160.

(37)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 214.

(38)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund: Fidelity Advisor Municipal Income 2023 Fund Class A is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 214.

(39)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund: Fidelity Advisor Municipal Income 2023 Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 214.

(40)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 368.

(41)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class A is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 368.

(42)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class I is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 368.

(43)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Index Fund is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 302.

(44)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Low Volatility Index Fund is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 451.

(45)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Index Fund is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 302.

(46)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Low Volatility Index Fund  (formerly known as Fidelity SAI International Minimum Volatility Index Fund) is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 278.

(47)   Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Value Index Fund is incorporated herein by reference to Exhibit (m)(64) of Post-Effective Amendment No. 395.

(48)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Long-Term Treasury Bond Index Fund is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 287.

(49)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Bond Index Fund is to be filed by subsequent amendment.

(50)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Income Fund is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 417.

(51)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Money Market Fund is incorporated herein by reference to Exhibit (m)(66) of Post-Effective Amendment No. 396.

(52)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Small-Mid Cap 500 Index Fund is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 287.

(53)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Real Estate Index Fund is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 302.

(54)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Tax-Free Bond Fund is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 417.

(55)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Total Bond Fund is incorporated herein by reference to Exhibit (m)(63) of Post-Effective Amendment No. 424.

(56)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Large Cap Index Fund is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 302.

(57)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Low Volatility Index Fund (formerly known as Fidelity SAI U.S. Minimum Volatility Index Fund) is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 278.

(58)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Momentum Index Fund is incorporated herein by reference to Exhibit (m)(63) of Post-Effective Amendment No. 353.

(59)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Quality Index Fund is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 287.

(60)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Treasury Bond Index Fund is incorporated herein by reference to Exhibit (m)(49) of Post-Effective Amendment No. 311.

(61)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Value Index Fund is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 395.

(62)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 1000 Value Index Fund (currently known as Fidelity Series Large Cap Value Index Fund) is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 377.

(63)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Bond Index Fund is filed herein as Exhibit (m)(63).

(64)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Corporate Bond Fund is incorporated herein by reference to Exhibit (m)(71) of Post-Effective Amendment No. 431.

(65)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Global ex U.S. Index Fund is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 126.

(66)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Government Money Market Fund is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 377.

(67)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Inflation-Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(77) of Post-Effective Amendment No. 377.

(68)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Investment Grade Bond Fund is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 377.

(69)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Growth Index Fund is incorporated herein by reference to Exhibit (m)(76) of Post-Effective Amendment No. 431.

(70)   Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Long-Term Treasury Bond Index Fund is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 377.

(71)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Short-Term Credit Fund is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 377.

(72)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 83.

(73)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class A is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 329.

(74)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(73) of Post-Effective Amendment No. 329 .

(75)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class C is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 329.

(76)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class I is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 329.

(77)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class Z is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 435.

(78)

   Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Index Fund: Institutional Premium Class (currently known as Fidelity Short-Term Bond Index Fund) is incorporated herein by reference to Exhibit (m)(96) of Post-Effective Amendment No. 388.

(79)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Index Fund is to be filed by subsequent amendment.

(80)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Index Fund is to be filed by subsequent amendment.

(81)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 105.

(82)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class A is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 105.

(83)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 105.

(84)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class T is incorporated herein by reference to Exhibit (m)(93) of Post-Effective Amendment No. 377.

(85)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class C is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 105.

(86)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 105.

(87)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class Z is incorporated herein by reference to Exhibit (m)(95) of Post-Effective Amendment No. 435.

(88)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 105.

(89)   Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class A is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 105.

(90)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class T (currently known as Class M) is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 105.

(91)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class C is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 105.

(92)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Institutional Class (currently known as Class I) is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 105.

(93)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class Z is incorporated herein by reference to Exhibit (m)(101) of Post-Effective Amendment No. 435

(94)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tax-Free Bond Fund is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 105.

(95)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund: Institutional Premium Class (currently known as Fidelity Total International Index Fund) is incorporated herein by reference to Exhibit (m)(90) of Post-Effective Amendment No. 324.

(96)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Sustainability Index Fund: Institutional Class (currently known as Fidelity U.S. Sustainability Index Fund) is incorporated herein by reference to Exhibit (m)(106) of Post-Effective Amendment No. 367.

(97)

  Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Emerging Markets Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Emerging Markets Index Fund) is incorporated herein by reference to Exhibit (m)(71) of Post-Effective Amendment No. 172.

(98)

  Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Global ex U.S. Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Global ex U.S. Index Fund) is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 172.

(99)

  Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Inflation-Protected Bond Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Inflation-Protected Bond Index Fund) is incorporated herein by reference to Exhibit (m)(78) of Post-Effective Amendment No. 205.

(100)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Treasury Bond Index Fund: Institutional Premium Class (currently known as Fidelity Intermediate Treasury Bond Index Fund) is incorporated herein by reference to Exhibit (m)(130) of Post-Effective Amendment No. 386.

(101)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Long-Term Treasury Bond Index Fund: Institutional Premium Class (currently known as Fidelity Long-Term Treasury Bond Index Fund) is incorporated herein by reference to Exhibit (m)(134) of Post-Effective Amendment No. 386.

(102)

  Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Mid Cap Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Mid Cap Index Fund) is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 172.

(103)

  Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Real Estate Index Fund: Institutional Class (currently known as Fidelity Real Estate Index Fund) is incorporated herein by reference to Exhibit (m)(87) of Post-Effective Amendment No. 172.

(104)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Treasury Bond Index Fund: Institutional Premium Class (currently known as Fidelity Short-Term Treasury Bond Index Fund) is incorporated herein by reference to Exhibit (m)(145) of Post-Effective Amendment No. 386.

(105)

  Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Small Cap Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity Small Cap Index Fund) is incorporated herein by reference to Exhibit (m)(92) of Post-Effective Amendment No. 172.

(106)   Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Bond Index Fund (currently known as Fidelity U.S. Bond Index Fund): Class F is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 124.

(107)

  Distribution and Service Plan pursuant to Rule 12b-1 for Spartan U.S. Bond Index Fund: Fidelity Advantage Institutional Class (currently known as Fidelity U.S. Bond Index Fund) is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 158.

(108)

  Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability Bond Index Fund: Institutional Class (currently known as Fidelity Sustainability Bond Index Fund) is incorporated herein by reference to Exhibit (m)(144) of Post-Effective Amendment No. 416.

(n)

(1)

  Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated July 19, 2018, on behalf of Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Strategic Real Return Fund is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment No. 435.

(2)

  Schedule I (Fixed-Income), dated September 7, 2018, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated July 19, 2018, on behalf of Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2019 Fund, Fidelity Municipal Income 2021 Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Strategic Real Return Fund is incorporated herein by reference to Exhibit (n)(2) of Fidelity Advisor Series II’s (File No. 033-06516) Post-Effective Amendment No. 152.

(3)

  Amended and Restated Multiple Class of Shares Plan (FIXED-INCOME) pursuant to Rule 18f-3 for Fidelity Index Funds, dated July 18, 2018, on behalf of Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 439.

(4)

  Schedule A (FIXED-INCOME), dated December 10, 2018, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Index Funds, dated July 18, 2018, on behalf of Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 456.

(5)

  Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Conservative Income Bond Funds, dated July 18, 2013, on behalf of Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (n)(3) of Fidelity Municipal Trust’s (File No. 002-55725) Post-Effective Amendment No. 115.

(6)

  Schedule I, dated August 1, 2018, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Conservative Income Bond Fund, dated July 18, 2013, on behalf of Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (n)(7) of Post-Effective Amendment No. 435.

(p)

(1)

  The 2018 Code of Ethics, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (U.K.) Limited, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Commonwealth Trust’s (File No. 002-52322) Post-Effective Amendment No. 150.

(2)

  Code of Ethics, dated January 2017, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 363.

Item 29.

  Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

  Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

  Business and Other Connections of Investment Adviser(s)

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson	Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR and FMRC; President, Chief Executive Officer, Chairman and Director of FMR LLC.
Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and a member of the Advisory Board of funds advised by FMR.
Stephen C. Neff	President SelectCo, LLC (2018), Fidelity Management & Research Company (2019), FMR Co., Inc. (2019) Director of FIMM and SelectCo, LLC (2018).
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
John J. Remondi	Director of FMR, FMRC, and FIMM; Director and Executive Vice President of FMR LLC.
Eric C. Green	Assistant Treasurer of FMR, FMRC, Strategic Advisers LLC, FIMM, SelectCo, LLC, and Fidelity Distributors Corporation; Executive Vice President, Tax and Assistant Treasurer of FMR LLC.
Peter D. Stahl	Secretary of FDC, FMR LLC, and Strategic Advisers LLC; Assistant Secretary of FMR, FMRC, FRAC, FIMM, and SelectCo.
Kenneth B. Robins	Compliance Officer of FMR and FMRC.
Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

(2) FMR CO., INC. (FMRC)

FMRC serves as investment adviser to a number of investment companies. FMRC may also provide investment advisory services to other investment advisers. The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson	Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR and FMRC; President, Chief Executive Officer, Chairman and Director of FMR LLC.
Stephen C. Neff	President SelectCo, LLC (2018), Fidelity Management & Research Company (2019), FMR Co., Inc. (2019) Director of FIMM and SelectCo, LLC (2018).
Paul Hession	Chief Operating Officer of FMRC.
Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR.
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
John J. Remondi	Director of FMR, FMRC, and FIMM; Director and Executive Vice President of FMR LLC.
Michael Kearney	Treasurer of FIMM, FMR LLC, and Fidelity Distributors Corporation (2017); Assistant Treasurer of FMRC (2017).
Eric C. Green	Assistant Treasurer of FMR, FMRC, Strategic Advisers LLC, FIMM, SelectCo, LLC, and Fidelity Distributors Corporation; Executive Vice President, Tax and Assistant Treasurer of FMR LLC.
Peter D. Stahl	Secretary of FDC, FMR LLC, and Strategic Advisers LLC; Assistant Secretary of FMR, FMRC, FRAC, FIMM, and SelectCo.
Kenneth B. Robins	Compliance Officer of FMR and FMRC.
Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer, Executive Director, Director of Investment Services – Asia, and Director.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Christopher J. Seabolt	Director of FMR H.K. and FMR U.K. (2017).
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR U.K., Anti-Money Laundering Compliance Officer of FMR Investment Management (U.K.) Limited.
William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

(4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan.
Joseph DeSantis	Director of FMR Japan and Director of FMR U.K. (2018).
Rieko Hirai	Director of FMR Japan.
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Compliance Officer of FMR Japan (2017).
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

Yojiro Sugimoto	Statutory Auditor of FMR Japan.

(5) FMR INVESTMENT MANAGEMENT (U.K.) LIMITED (FMR U.K.)

FMR U.K. provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (U.K.) Limited.
Joseph DeSantis	Director of FMR Japan and Director of FMR U.K. (2018).
Markus K. Eichacker	Director of FMR U.K. (2017).
Paula Kienert	Director of FMR U.K.
Jamie Pagliocco	Director of FMR U.K. (2018).
Christopher J. Seabolt	Director of FMR H.K. and FMR U.K. (2017).
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (U.K.) Limited.
Mark Sullivan	Director of FMR Investment Management (U.K.) Limited (2018).
Matthew Born	Director of FMR Investment Management (U.K.) Limited (2018).
Andrew Boyd	Director of FMR Investment Management (U.K.) Limited (2018).
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

(6) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM serves as investment adviser to a number of investment companies. FIMM may also provide investment advisory services to other investment advisers. The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Stephen C. Neff	President SelectCo, LLC (2018), Fidelity Management & Research Company (2019), FMR Co., Inc. (2019) Director of FIMM and SelectCo, LLC (2018).
Nancy Prior	President and Director of FIMM. Previously served as Director of FMR U.K. (2018).
Adrien Deberghes	Executive Vice President of FIMM.
Lisa Goulemas	Chief Operating Officer of FIMM.
Kevin M. Meagher

Chief Compliance Officer of FMR (2018), FMRC (2018), FIMM (2018), SelectCo, LLC (2018), FMR H.K. (2018), FMR Japan (2018), FMR Investment Management (UK) Limited (2018), FIAM (2018), and Strategic Advisers LLC (2018).

William C. Coffey	Senior Vice President, Secretary and Chief Legal Counsel FMR and FMRC (2018); Chief Legal Officer FMR Japan, FMR H.K, and FMR U.K (2018); Secretary FIMM and SelectCo, LLC (2018).
Michael Kearney	Treasurer of FIMM, FMR LLC, and Fidelity Distributors Corporation (2017); Assistant Treasurer of FMRC (2017).
Eric C. Green	Assistant Treasurer of FMR, FMRC, Strategic Advisers LLC, FIMM, SelectCo, LLC, and Fidelity Distributors Corporation; Executive Vice President, Tax and Assistant Treasurer of FMR LLC.
John J. Remondi	Director of FMR, FMRC, and FIMM; Director and Executive Vice President of FMR LLC.
Peter D. Stahl	Secretary of FDC, FMR LLC, and Strategic Advisers LLC; Assistant Secretary of FMR, FMRC, FRAC, FIMM, and SelectCo.
Christopher Rimmer

Treasurer of FMR, FMRC, FIMM, FMR H.K., FMR Japan, SelectCo, LLC, and Strategic Advisers LLC (2018); President and Director FMR Capital Inc. (2018). Previously served as Chief Accounting Officer FMR LLC (2018).

(7) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Vincent C. Gubitosi	President and Chief Investment Officer.
Jeffrey S. Miller	Chief Operating Officer.
Joseph Ciardi	Chief Compliance Officer.
Sorin Codreanu	Chief Financial Officer and Treasurer.
Matt Nevins	General Counsel.
Caleb Loring, III	Director.
Franklin Corning Kenly	Director.
Arlene Rockefeller	Director.
Eric Roiter	Director.
Jennifer Uhrig	Director.
Philip L. Bullen	Director (2017).
Jeffrey Lagarce	Director (2018).
Thomas Sprague	Director (2019).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)245 Summer StreetBoston, MA 02210

FMR Co., Inc. (FMRC)245 Summer StreetBoston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)Floor 19, 41 Connaught Road CentralHong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)245 Summer StreetBoston, MA 02210

FMR Investment Management (U.K.) Limited (FMR U.K.)245 Summer StreetBoston, MA 02210

Fidelity SelectCo, LLC (SelectCo)6501 S. Fiddler’s Green Circle Ste 300 – 600Greenwood Village, CO 80111

Fidelity Investments Money Management, Inc. (FIMM)245 Summer StreetBoston, MA 02210

FIL Investment Advisors (FIA)Pembroke Hall42 Crow LanePembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))Oakhill House,130 Tonbridge Road,Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)Tri Seven Roppongi 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032

Strategic Advisers LLC245 Summer StreetBoston, MA 02210

FMR LLC245 Summer StreetBoston, MA 02210

Fidelity Distributors Corporation (FDC)900 Salem StreetSmithfield, RI 02917

Geode Capital Management, LLC (Geode)One Post Office Square, 20th FloorBoston, MA 02109

Fidelity Management Trust Company245 Summer StreetBoston, MA 02210

Fidelity Investors Management LLC245 Summer StreetBoston, MA 02210

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Judy A. Marlinski	President (2017)	None
Robert F. Bachman	Executive Vice President	None
Eric C. Green	Assistant Treasurer	None
Natalie Kavanaugh	Chief Legal Officer	None
Jason J. Linde	Chief Compliance Officer	None
Michael Lyons	Chief Financial Officer	None
Brian C. McLain	Assistant Secretary	None
Judy A. Marlinski	Director	None
Timothy Mulcahy	Director (2017)	None
Matthew DePiero	Director (2018)	None
Michael Kearney	Treasurer (2017)	None
Peter D. Stahl	Secretary	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, The Bank of New York Mellon, 1 Wall Street, New York, NY; Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA; JPMorgan Chase Bank, 270 Park Avenue, New York, NY; State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA; and The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 463 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 9th day of April 2019.

Fidelity Salem Street Trust
	By	/s/Laura M. Del Prato
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Laura M. Del Prato, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Laura M. Del Prato		President and Treasurer	April 9, 2019
Laura M. Del Prato		(Principal Executive Officer)

/s/John J. Burke III		Chief Financial Officer	April 9, 2019
John J. Burke III		(Principal Financial Officer)

/s/Abigail P. Johnson	†	Trustee	April 9, 2019
Abigail P. Johnson

/s/Elizabeth S. Acton	*	Trustee	April 9, 2019
Elizabeth S. Acton

/s/Ann E. Dunwoody	*	Trustee	April 9, 2019
Ann E. Dunwoody

/s/Jonathan Chiel	*	Trustee	April 9, 2019
Jonathan Chiel

/s/John Engler	*	Trustee	April 9, 2019
John Engler

/s/Robert F. Gartland	*	Trustee	April 9, 2019
Robert F. Gartland

/s/Arthur E. Johnson	*	Trustee	April 9, 2019
Arthur E. Johnson

/s/Michael E. Kenneally	*	Trustee	April 9, 2019
Michael E. Kenneally

/s/Marie L. Knowles	*	Trustee	April 9, 2019
Marie L. Knowles

/s/Mark A. Murray	*	Trustee	April 9, 2019
Mark A. Murray

/s/Jennifer Toolin McAuliffe	*	Trustee	April 9, 2019
Jennifer Toolin McAuliffe

†	By:	/s/Kevin M. Meagher
Kevin M. Meagher, pursuant to a power of attorney dated September 30, 2018 and filed herewith.
*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to powers of attorney dated October 5, 2016 and January 1, 2019 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after January 1, 2019.

WITNESS our hands on this first day of January 2019.

/s/Elizabeth S. Acton	/s/Michael E. Kenneally
Elizabeth S. Acton	Michael E. Kenneally

/s/Ann E. Dunwoody	/s/Marie L. Knowles
Ann E. Dunwoody	Marie L. Knowles

/s/John Engler	/s/Jennifer Toolin McAuliffe
John Engler	Jennifer Toolin McAuliffe

/s/Robert F. Gartland	/s/Mark A. Murray
Robert F. Gartland	Mark A. Murray

/s/Arthur E. Johnson
Arthur E. Johnson

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individual serves as Trustee (collectively, the “Funds”), hereby constitute and appoint Kevin M. Meagher, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect only for such time as Kevin M. Meagher shall continue to be an officer of Fidelity Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

This Power of Attorney has been executed as of September 30, 2018.

/s/Abigail P. Johnson
Abigail P. Johnson

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment company:

Fidelity Salem Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Director or Trustee (collectively, the “Funds”), hereby constitute and appoint Thomas C. Bogle, Marc R. Bryant, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after October 5, 2016.

WITNESS my hand on this 5th day of October, 2016.

/s/Jonathan Chiel
Jonathan Chiel